UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): November 20, 2014

Diamond Resorts International, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35967	46-1750895
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10600 West Charleston Boulevard, Las Vegas, Nevada		89135
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: 702-684-8000
Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On November 20, 2014, Diamond Resorts International, Inc. (the “Company”) completed a securitization involving the issuance of $260 million of investment-grade rated securities. The issuance was completed through Diamond Resorts Owner
Trust 2014-1 (“DROT 2014-1”), an indirect wholly-owned subsidiary of the Company, and is comprised of $235.63 million of A+/AA- rated vacation ownership loan-backed notes and $24.37 million of A-/A+ rated vacation ownership loan-backed notes (collectively, the “DROT 2014 Notes”). The DROT 2014 Notes have interest rates of 2.54% and 2.98%, respectively, for an overall weighted average interest rate of 2.58%. The advance rate for this transaction was 96%.

The DROT 2014 Notes were offered and sold to the initial purchaser in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and were subsequently offered and sold by the initial purchaser only to qualified institutional buyers in reliance on Rule 144A under the Securities Act and, outside the United States, only to non-US investors pursuant to Regulation S. The DROT 2014 Notes have not been registered under the Securities Act or any state securities law. Unless so registered, the DROT 2014 Notes may not be offered or sold in the United States, except pursuant to an exemption from the registration requirements of the Securities Act and applicable state securities laws.
The description of the securitization transaction set forth above in this Item 1.01 and Item 2.03 does not purport to be complete and is qualified in its entirety by reference to the full text of (1) the Sale Agreement, dated as of November 20, 2014, by and between Diamond Resorts Seller 2014-1, LLC and Diamond Resorts Owner Trust 2014-1, and (2) the Indenture, dated as of November 20, 2014, by and among Diamond Resorts Owner Trust 2014-1, Diamond Resorts Financial Services, Inc. and Wells Fargo Bank, National Association, which are attached as Exhibits 10.1 and 10.2, respectively, to this Form 8-K and are incorporated herein by reference. A copy of Diamond’s November 20, 2014 press release announcing the issuance of the DROT 2014 Notes is attached as Exhibit 99.1 to this Form 8-K.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

10.1	Sale Agreement, dated as of November 20, 2014, by and between Diamond Resorts Seller 2014-1, LLC and Diamond Resorts Owner Trust 2014-1.

10.2	Indenture, dated as of November 20, 2014, by and among Diamond Resorts Owner Trust 2014-1, Diamond Resorts Financial Services, Inc. and Wells Fargo Bank, National Association.
99.1	Press release dated November 20, 2014.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Diamond Resorts International, Inc.

November 21, 2014	By:	/s/ David F. Palmer
	Name:	David F. Palmer
	Title:	President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description

10.1	Sale Agreement, dated as of November 20, 2014, by and between Diamond Resorts Seller 2014-1, LLC and Diamond Resorts Owner Trust 2014-1.

10.2	Indenture, dated as of November 20,2014, by and among Diamond Resorts Owner Trust 2014-1, Diamond Resorts Financial Services, Inc. and Wells Fargo Bank, National Association.
99.1	Press release dated November 20, 2014

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